Exhibit 10.36

***Certain information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit***

FOURTH AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

THIS FOURTH AMENDMENT (this “Fourth Amendment”) to the COLLABORATION AND LICENSE AGREEMENT dated January 22, 2024 (the “Agreement”), as previously amended in a First Amendment, Second Amendment and Third Amendment dated January 8, 2025, October 28, 2025 and January 22, 2026, respectively, is effective as of April 6, 2026 (“Fourth Amendment Effective Date”), by and between Aspen Neuroscience, Inc. (“Aspen”) and Cell-X Technologies, Inc. (“Cell-X”).

WHEREAS, Cell X and Aspen desire to further amend the Agreement upon the terms and conditions noted below;

WHEREAS, Cell X and Aspen have agreed to extend the Collaboration Term set forth in Section 4.1 of the Agreement to June 30, 2026;

WHEREAS, Cell X and Aspen have agreed to amend and replace Schedule 4.1(a) Collaboration Plan of the Agreement;

WHEREAS, Cell X and Aspen have agreed to amend and replace Schedule 4.1(b) Collaboration Budget of the Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Section 4.1 of the Agreement is hereby amended to delete the Fourth sentence of Section 4.1 in its entirety and replace it with the following sentence: “The term of the Collaboration Program will begin on the Effective Date and end on June 30, 2026.”
2.
Schedule 4.1(a) Collaboration Plan of the Agreement, as previously amended in the Second Amendment, is hereby amended and replaced in its entirety by the new and revised 4.1(a) Collaboration Plan that is attached as Exhibit A to this Fourth Amendment.
3.
Schedule 4.1(b) Collaboration Budget of the Agreement, as previously amended in the Second Amendment, is hereby amended and replaced in its entirety by the new and revised 4.1(b) Collaboration Budget that is attached as Exhibit B to this Fourth Amendment.
4.
This Fourth Amendment, together with the Agreement, the First Amendment and the Second Amendment, constitutes the entire agreement between Cell X and Aspen with respect to the subject matter hereof.
5.
Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.
6.
This Fourth Amendment may be executed in one or more counterparts, either by fax or PDF, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized corporate officers or representatives as of the Fourth Amendment Effective Date.

ASPEN NEUROSCIENCE, INC.		CELL-X TECHNOLOGIES, INC.

By:	/s/ Damien McDevitt	By:	/s/ [***]

Name:	Damien McDevitt	Name:	[***]

Title:	President and CEO	Title:	[***]

Date:	April 27, 2026	Date:	April 27, 2026

Exhibit A

Schedule 4.1(a)

Collaboration Plan

[***]

Exhibit B

Schedule 4.1(b)

Collaboration Budget

[***]